Exhibit 99.1

GENERAL NOTES TO FEBRUARY 2010
MONTHLY OPERATING REPORT

General:

The report includes all activity for all Debtors in these jointly administered cases.

Notes to MOR's

These schedules and statements contain financial information that has been taken from the books and records of the Debtors. The amounts reflected in these financial statements are unaudited. These financial statements are prepared on a consolidated basis.

FORM MOR
2/27/2010

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

		Federal Tax I.D. #	13-3492802

CORPORATE MONTHLY OPERATING REPORT

File with the Court and submit a copy to the United States Trustee within 20 days after the end of the month and submit a copy of the report to any official committee appointed in the case.
(Reports for Rochester and Buffalo Divisions of Western District of New York are due 15 days after the end of the month, as are the reports for Southern District of New York.)

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Y
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)	N	1
Copies of bank statements		N	1
Cash disbursements journals		N	1
Statement of Operations	MOR-2	Y
Balance Sheet	MOR-3	Y
Status of Post-petition Taxes	MOR-4	N		Y
Copies of IRS Form 6123 or payment receipt		N	1
Copies of tax returns filed during reporting period		N	1
Summary of Unpaid Post-petition Debts	MOR-4	Y
Listing of Aged Accounts Payable		Y	2
Accounts Receivable Reconciliation and Aging	MOR-5	N	3
Taxes Reconciliation and Aging	MOR-5	N	4
Payments to Insiders and Professionals	MOR-6	Y
Post Petition Status of Secured Notes, Leases Payable	MOR-6	Y
Debtor Questionnaire	MOR-7	Y

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor /s/ Bruce E. Zurlnick	Date: March 30, 2010

Signature of Authorized Individual* /s/ Bruce E. Zurlnick	Date: March 30, 2010

Printed Name of Authorized Individual Bruce E. Zurlnick	Date: March 30, 2010

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

1 -	Due to their voluminous nature, these documents are not attached but are available from the Debtors upon request.
2 -	The Debtor does not have the ability to age the Accounts Payble data and therefore just the total amount due to each creditor is included.
3 -
Accounts Receivable is primarily comprised of amounts due from leased department host stores and credit card issuers. All monies are typically collected within 21 days (except for a $1.3 million receivable from Gottschalk's for which we have set up an uncollectible reserve of 90%, as Gottschalk's filed for bankruptcy protection in January 2009).

4 -	Not applicable.
Note: The debtor's fiscal month of February 2010 covers the period from January 31, 2010 through February 27, 2010.

FORM MOR
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (1)

Amounts reported should be from the debtor’s books and not the bank statement.The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1CONTINUED]

ACCOUNT	FISCAL February 2010	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
CASH BEGINNING OF MONTH (2)	74,025,000	5,158,000
RECEIPTS
CASH SALES	8,894,000	145,311,000
PROCEEDS FROM GORDON BROTHERS FOR LIQUIDATION GUARANTEE	0	99,709,000
TOTAL RECEIPTS	8,894,000	245,020,000
DISBURSEMENTS
MERCHANDISE	0	2,414,000
PAYROLL AND PAYROLL TAXES	2,745,000	37,167,000
RENT & OTHER OCCUPANCY	234,000	17,525,000
SALES & OTHER TAXES	205,000	22,780,000
SELLING, GENERAL & ADMINISTRATIVE	1,251,000	18,628,000
REVOLVER & BOND INTEREST	0	1,914,000
RESTRUCTURING PROFESSIONAL FEES INCLUDING LIQUIDATOR FEES, NET OF COMPANY'S SHARE OF AUGMENT GROSS MARGIN	395,000	5,253,000
LOAN REPAYMENTS TO GE & 2nd LIEN NOTE REPAYMENT	0	62,957,000
FUND LC COLLATERAL	0	3,451,000
TOTAL DISBURSEMENTS	4,830,000	172,089,000

NET CASH FLOW	4,064,000	72,931,000
(RECEIPTS LESS DISBURSEMENTS)

CASH – END OF MONTH (2)	78,089,000	78,089,000

THE FOLLOWING SECTION MUST BE COMPLETED
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS	FISCAL February 2010	CUMULATIVE FILING TO DATE ACTUAL (TOTAL OF ALL ACCOUNTS)
LESS: TRANSFERS TO OTHER DEBTOR IN POSSESSION ACCOUNTS	4,830,000	172,089,000
PLUS:ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	4,830,000	172,089,000

1 - We track cash receipts and disbursements on a consolidated basis and not by individual bank accounts.
2 - Excludes add back of A/P Overdraft (GAAP adjustment) and credit card receivables.

FORM MOR – 1
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

Cash Disbursements

DEBTOR	CASE NO.	FISCAL February 2010	CUMULATIVE FILING TO DATE ACTUAL

Finlay Enterprises, Inc.	09-14873	0	0
Finlay Fine Jewelry Corporation	09-14874	4,011,000	148,128,000
Finlay Jewelry, Inc.	09-14875	0	0
EFinlay, Inc.	09-14876	0	0
Finlay Merchandising & Buying	09-14877	0	553,000
Carlyle & Co. Jewelers	09-14878	819,000	21,415,000
Park Promenade, LLC	09-14879	0	0
L. Congress, Inc.	09-14880	0	1,993,000

Total		4,830,000	172,089,000

FORM MOR – 1
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

STATEMENT OF OPERATIONS (Income Statement)
The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Fiscal February 2010	CUMULATIVE - FILING TO DATE
REVENUE
Merchandise sales	1,087,000	273,919,000
Repair sales	0	3,763,000
Accomodation sales	0	17,000
Total Revenue	1,087,000	277,699,000
COST OF GOODS SOLD
Cost of Goods Sold	8,781,000	238,207,000
Gross profit before non recurring items	(7,694,000)	39,492,000
Non Recurring item: Adjustment to inventory valuation based on estimated net realizable value	(5,700,000)	300,000
Gross Profit	(1,994,000)	39,192,000
OPERATING EXPENSES
Net advertising expense	0	5,140,000
Rent & Other Occupancy	32,000	20,169,000
Payroll, payroll taxes and employee benefits	657,000	26,296,000
Insurance	199,000	1,056,000
Other general operating expenses (See below)	414,000	34,222,000
Other - including administrative cost centers (See below)	1,360,000	18,521,000
Total Operating Expenses Before Depreciation	2,662,000	105,404,000
Depreciation/Depletion/Amortization	0	748,000
Net Profit (Loss) Before Other Income & Expenses	(4,656,000)	(66,960,000)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	0	0
Interest Expense	31,000	10,876,000
Other Expense (attach schedule)	(1,500,000)	17,700,000
Net Profit (Loss) Before Reorganization Items	(3,187,000)	(95,536,000)
REORGANIZATION ITEMS
Professional Fees & Other reoganization expense (See below)	614,000	7,766,000
U. S. Trustee Quarterly Fees	10,000	132,625
Interest Earned on Accumulated Cash from Chapter 11		0
Gain (Loss) from Sale of Equipment		0
		0
Total Reorganization Expenses	624,000	7,916,625
Provision (Credit) for Income Taxes (1)	0	(8,132,419)
Net Profit (Loss)	(3,811,000)	(95,320,206)

(1) Year to date reflects income tax receivable resulting from carry back of loss for October 2009 tax year.

FORM MOR – 2
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

BREAKDOWN OF “OTHER” CATEGORY
	Fiscal February 2010	CUMULATIVE FILING TO DATE
OTHER GENERAL OPERATIONAL EXPENSES
BOXES/DISPLAYS	0	459,000
EVENTS/SUPPLIES	5,000	368,000
TRAVEL	8,000	895,000
MISCELLANEOUS INCLUDING GORDON BROTHERS CONSULTANT TIME AND EXPENSE	265,000	1,367,605
TRADENAMES, CUSTOMER LISTS & OTHER WRITE OFFS (1)	0	24,051,549
TELECOMMUNICATION CHARGES	0	539,000
CREDIT CARD FEES	136,000	6,542,000

TOTAL OTHER OPERATIONAL EXPENSES	414,000	34,222,154

(1) Current month includes income from write off of fixed assets based on estimated net realizable value.

OTHER INCLUDING ADMINISTRATIVE COSTS CENTERS
PAYROLL	735,000	9,051,000
PAYROLL TAXES	24,000	389,000
EMPLOYEE BENEFITS	26,000	437,000
VEBA TRUST - BENEFITS	0	1,500,000
RENT PREMISES	238,000	475,000
RENT EQUIPMENT	3,000	307,000
REPAIR & MAINTENANCE	21,000	185,000
UTILITIES	29,000	289,000
OTHER MISCELLANEOUS	284,000	5,888,000

OTHER ADMINISTRATIVE EXPENSES	1,360,000	18,521,000

PROFESSIONAL FEES & OTHER REORG. EXPENSE
WEIL, GOTSHAL & MANGES	193,000	1,748,800
ALVAREZ & MARSAL	105,500	1,394,300
ASSET DISPOSITION ASSOC.	60,400	1,374,300
GECC	0	375,100
PROSKAUER & ROSE		11,000
EPIQ BANKRUPTCY SOLUTIONS	39,500	712,800
HSBC BANK	2,600	46,000
PRYOR CASHMAN	89,900	338,300
MOSES & SINGER	84,700	904,800
SONNENSCHEIN, NATH & ROSENTHAL	(10,000)	143,200
TOGUT SEGAL	(9,000)	23,500
WILMINGTON TRUST COMPANY	10,000	54,900
CONSENSUS	24,900	492,000
OTHER	22,500	147,000

TOTAL PROFESSIONAL FEES & OTHER REORG. EXPENSE	614,000	7,766,000

OTHER INCOME	N/A	N/A

OTHER EXPENSES	(1,500,000)	17,700,000

FORM MOR – 2
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from post-petition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Feb 27, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
CURRENT ASSETS
Unrestricted cash and equivalents (including A/P overdraft and credit card receivables)	78,305,149	5,352,405
Cash Collaterlized Accounts	5,973,067	6,841,822
Accounts receivable (Net)	110,317	14,963,712
Income tax receivable (1)	5,548,220	0
Other receivables (2)	14,746,035	1,028,900
Merchandise inventories (3)	53,592	202,530,200
Prepaid expenses and other	1,022,093	1,950,201
Other Current Assets (attach schedule)	0	0
TOTAL CURRENT ASSETS	105,758,473	232,667,240

PROPERTY & EQUIPMENT
Land and building	3,425,000	9,420,470
Fixtures		17,794,766
Displays	0	2,508,324
Computers, equipment & other	0	5,257,757
Construction in Progress	0	2,893,959
Leasehold Improvements	0	4,162,237
Vehicles	0	16,520
Less:Accumulated Depreciation	0	(9,670,437)
TOTAL PROPERTY & EQUIPMENT (3)	3,425,000	32,383,596
OTHER ASSETS
Amounts due from Insiders*	0	0
Professional Retainers	1,086,104	751,863
Other Assets (attach schedule)	5,385,961	21,505,623
TOTAL OTHER ASSETS	6,472,065	22,257,486
TOTAL ASSETS	115,655,538	287,308,322

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Feb 27, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable - Post petition	296,613	0
Wages Payable & Compensated Absences	2,763,600	0
Accrued Professional Fees & restructuring costs	1,671,179	0
Taxes Payable	2,149	0
Amounts Due to Insiders*	0	0
Deferred Revenue - Liquidator Guarantee Advance	0	0
Other Post-petition Liabilities (attach schedule)	4,761,062	0
TOTAL POST-PETITION LIABILITIES	9,494,603	0
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt -Revolver, 2nd & 3rd lien notes	194,144,474	255,832,879
Priority Debt	3,360,568	427,200
Unsecured Debt - Senior notes	42,895,031	42,847,826
Accounts Payable - Pre petition	7,974,276	8,176,582
Other Pre-petition Liabilities (attach schedule)	7,368,792	34,457,064
TOTAL PRE-PETITION LIABILITIES	255,743,141	341,741,551
TOTAL LIABILITIES	265,237,744	341,741,551
OWNERS' EQUITY
Capital Stock	117,054	117,054
Additional Paid-In Capital	96,716,915	96,716,915
Retained Earnings - Pre-Petition	(123,248,418)	(123,248,418)
Retained Earnings - Post-petition	(95,302,516)	0
Treasury Stock	(27,865,241)	(28,018,780)
Adjustments to Owner Equity (attach schedule)	0	0
NET OWNERS’ EQUITY	(149,582,206)	(54,433,229)
TOTAL LIABILITIES AND OWNERS' EQUITY	115,655,538	287,308,322

*"Insider" is defined in 11 U.S.C. Section 101(31).
1. Reflects federal income tax receivable resulting from carry back of loss for October 2009 tax year
2. Includes approximately $12.7 million due from liquidator for gross margin and profit sharing and reimbursement of certain expenses.
3. These assets have been adjusted to our estimated net realizable values.

FORM MOR – 3
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

BALANCE SHEET - continuation section
ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Feb 27, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)

Other Assets
Deferred financing fees	0	8,895,950
Insurance deposit	340,000	340,000
Credit card deposit	4,978,547	3,000,000
Favorable leases	0	623,908
Customer lists	0	172,328
Trade names	0	6,669,592
Deposits- Other utilities	67,414	239,975
Other	0	120,800
Other (CSV Life - Carlyle)	0	1,443,070
Total Other Assets	5,385,961	21,505,623

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Feb 27, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Post-petition Liabilities
General Insurance	560,203	0
Medical Insurance	101,734	0
Layaways & Gift Card	0	0
Credit Card Accrual	0	0
Percent Rent Accrual	3,410,384
Other Post-petition Liabilities	688,741
Other Post-petition Liabilities	4,761,062	0

LIABILITIES	BOOK VALUE AT END OF CURRENT REPORTING MONTH (Feb 27, 2010)	BOOK VALUE ON PETITION DATE OR SCHEDULED (August 5, 2009)
Other Pre-petition Liabilities
General Insurance	5,041,825	6,364,144
Medical Insurance	101,734	1,203,249
Layaways & Gift Card	0	1,418,612
Diamond Bond Liability	0	300,000
STL Rent and Rent related	0	4,194,864
Income Taxes	127,500	646,257
Accrued Credit Card	0	81,756
Returns Reserve	0	546,362
Severance & other payroll accrual	1,383,121	6,775,876
Compensated Absences accrual	607,507	1,390,067
Accured Liability - Split Payroll	0	1,632,890
Other Miscellaneous	11,771	3,033,698
Sundry Taxes Accrued	95,334	6,869,289
Other Pre-petition Liabilities	7,368,792	34,457,064

FORM MOR – 3
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

SUMMARY OF UNPAID POST-PETITION DEBTS

		Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	296,613
Wages Payable	2,763,600
Taxes Payable	2,149
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees	1,671,179
Amounts Due to Insiders
Other:	4,761,062
Other:
Total Post-petition Debts	9,494,603

FORM MOR –
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

MONTHLY OPERATING REPORT – FEBRUARY 2010

MOR- 4 - Post Petition Taxes Certification

The undersigned verifies that, to the best of his knowledge, all undisputed post-petition tax obligations, including but not limited to payroll, sales, use, income, franchise and other taxes have been paid to the proper taxing authority when due.

/s/ Bruce E. Zurlnick	March 30, 2010
Bruce E. Zurlnick
Senior Vice President,
Treasurer and CFO

FORM MOR – 4
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown on the Cash Receipts and Disbursements Report (MOR-1) list the amount paid to insiders (as defined in Section 101(31) (A)-(F) of the U.S. Bankruptcy Code) and to professionals. For payments to insiders, identify the type of compensation paid (e.g. Salary, Bonus, Commissions, Insurance, Housing Allowance, Travel, Car Allowance, Etc.). Attach additional sheets if necessary.

INSIDERS
NAME	TYPE OF PAYMENT	Fiscal Feb 2010	TOTAL PAID TO DATE
Arthur E. Reiner	Salary		125,625.00
Arthur E. Reiner	Vacation		40,586.53
Arthur E. Reiner	Director Fees	6,250.00	14,583.34
Arthur E. Reiner	Expense reimbursement		5,000.00
Bonni G. Davis	Salary	17,853.34	116,323.10
Bruce E. Zurlnick	Salary	26,750.00	174,703.18
Bruce E. Zurlnick	Expense reimbursement		1,834.91
David B. Cornstein	Director Fees	6,250.00	18,913.97
Deborah A. Higgins	Salary		20,869.79
Deborah A. Higgins	Consulting		28,000.00
Deborah A. Higgins	Vacation		7,767.36
Deborah A. Higgins	Expense reimbursement		366.16
Douglass J. Congress	Vacation		8,461.53
Douglass J. Congress	Expense reimbursement		334.95
Douglass J. Congress	Severance		45,305.99
James M. Giantonemico	Salary	22,666.67	142,182.14
James M. Giantonemico	Expense reimbursement	965.47	3,947.78
James M. Giantonemico	Vacation	3,330.00	3,330.00
Joan M. Durkin	Salary		43,852.85
Joan M. Durkin	Vacation		2,536.05
Joan M. Durkin	Expense reimbursement		50.14
John P.Orr	Salary	16,050.00	104,851.32
John P.Orr	Expense reimbursement	54.43	638.30
Joseph M. Melvin	Expense reimbursement		416.67
Joseph M. Melvin	Severance		45,305.99
Joyce Manning Magrini	Salary		63,822.83
Joyce Manning Magrini	Vacation		17,394.22
Joyce Manning Magrini	Expense reimbursement		291.25
Karin Knudsen	Salary		149,110.02
Karin Knudsen	Vacation		22,712.50
Karin Knudsen	Incentive	87,484.88	94,984.88
Karin Knudsen	Severance	18,833.34	18,833.34
Karin Knudsen	Expense reimbursement	2,412.25	5,200.38
Leon Benzrihem	Salary		65,180.84
Leon Benzrihem	Vacation		11,000.00
Leon Benzrihem	Incentive		20,428.70
Leon Benzrihem	Severance	10,840.18	36,224.80
Leon Benzrihem	Expense reimbursement		1,450.00
Louis Lipschitz	Director Fees	7,750.00	24,333.32
Norma L. Wilson	Salary		106,589.48
Norma L. Wilson	Vacation		19,291.72
Norma L. Wilson	Incentive		7,500.00
Norma L. Wilson	Severance	21,250.00	21,250.00
Norma L. Wilson	Expense reimbursement		12,070.76
Norman S. Matthews	Director Fees	13,250.00	39,537.64
Raymond J. Poulin	Salary	9,666.66	62,929.86
Richard G. Davenport	Salary		23,728.92
Richard G. Davenport	Vacation		2,056.15
Richard G. Davenport	Severance		27,415.38
Ronald E. Swanson	Salary	4,267.58	59,746.12
Ronnie S. Grabon	Salary		32,354.42
Ronnie S. Grabon	Incentive	12,000.20	12,000.20
Scot M. Congress	Vacation		12,692.30
Scot M. Congress	Severance		45,306.00
Scot M. Congress	Expense reimbursement		2,467.07
Stuart C. Mclean	Expense reimbursement		136.42
Stuart C. Mclean	Severance		22,500.00
Sue C. Haire	Salary		44,737.50
Thomas G. Lozier	Salary		10,574.50
Thomas G. Lozier	Vacation		16,061.77
Thomas G. Lozier	Severance		62,884.61
Thomas G. Lozier	Expense reimbursement		71.45
Thomas M. Murnane	Director Fees	7,000.00	21,623.65

TOTAL PAYMENTS TO INSIDERS		294,925.00	2,152,280.05

FORM MOR – 6
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

PROFESSIONALS FEBRUARY 2010
a	PERIOD COVERED	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL ESTIMATED INCURRED & UNPAID*
Weil, Gotshal & Manges LLP			85,600	814,600	484,700
Alvarez & Marsal			144,500	1,102,800	111,000
Asset Disposition Advisors			32,000	713,200	346,100
Epiq Bankruptcy Solutions LLC			56,600	599,100	64,500
Consensus Advisors			10,800	325,900	166,200
Moses & Singer			49,900	661,800	243,000
Pryor Cashman				233,300	104,900
GECC				25,500	20,000
Sonnenschein				133,600	10,000
Wilmington Trust				15,000	40,000
HSBC				28,300	17,600
US Trustee Fees				102,100	30,000
Togut & Segal LLP				12,500	11,000
CRG Partners Group LLC			16,100	179,400	17,100
Other				68,400	5,000
TOTAL PAYMENTS TO PROFESSIONALS		0	395,500	5,015,500	1,671,100
* INCLUDES ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED. REPRESENTS ESTIMATES FOR CURRENT MONTH

POST-PETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS - FEBRUARY 2010

NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENT DUE	AMOUNT PAID DURING MONTH
Second Lien Note repayment	n/a	0

TOTAL PAYMENTS		0

FORM MOR – 6
2/27/2010

In re	Finlay Enterprises, Inc.	Case No.	09-14873 through 14880
	Debtor	Reporting Period:	February 2010

DEBTOR QUESTIONNAIRE

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?		X (1)
2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
5	Is the Debtor delinquent in paying any insurance premium payment?		X
6	Have any payments been made on pre-petition liabilities this reporting period?	X (2)
7	Are any post petition receivables (accounts, notes or loans) due from related parties?		X
8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?	X (2)
13	Are any amounts owed to post petition creditors delinquent?		X
14	Are any wage payments past due?		X
15	Have any post petition loans been received by the Debtor from any party?		X
16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

1 - Effective September 26, 2009, the debtors signed an agency agreement with Gordon Brothers Retail Partners, LLC to guarantee the sale proceeds of the liquidation of merchandise in certain of our store locations.

2 - The debtors obtained certain orders on or shortly after the commencement of these chapter 11 cases designed to minimize the disruption of business operations. Such orders gave the Debtors permission to pay certain prepetition amounts related to employee compensation programs, certain customer programs, sales and use taxing authorities, workers' compensation and other insurance programs and certain common carriers. During the period reported herein, the Debtors paid certain prepetition obligations under such orders.

FORM MOR – 7
2/27/2010